Borrowings	12 Months Ended
Dec. 31, 2016
Borrowings
Borrowings
14.	Borrowings

The Group’s short term borrowings represent the borrowings which were payable within one year or on demand.

These short term and long term borrowings are collateralized by a pledge of time deposits with carrying values of RMB350.7 million and RMB5.41 billion as of December 31, 2015 and 2016, respectively, which are presented as restricted cash in the consolidated balance sheets.

During 2016, the Group entered into revolving line of credit agreements with some commercial banks located in China. The total revolving line of credit was RMB2.79 billion (2015: RMB480.0 million) and available within one year from the respective agreement date. There are no commitment fees associated with the unused portion of the line of credit. The major revolving line of credit is guaranteed by the Company or other entities within the Group.

The weighted average interest rate on borrowings outstanding as of December 31, 2015 and 2016 was approximately 4.1% and 4.9%, respectively.

As of December 31, 2016, the borrowings will be due according to the following schedule:

		Between 1 to 2	Between 2 to 3	Between 3 to 4	Between 4 to
	Within 1 year	years	years	years	5 years
	RMB	RMB	RMB	RMB	RMB

Principal amounts	5,736,026	1,156,761	426,332	-	-